Financial income and expenses (Tables)	12 Months Ended
Dec. 31, 2023
Financial income and expenses
Schedule of reconciliation of financial income and expense
The following table shows a reconciliation of financial income and expense. Interest expense on loans and other borrowings during 2021 relates to the shareholder loan and loan facilities, and interest expense on lease liabilities relates to our property and equipment leases, described in note 15.

Amounts in thousands USD	for the year ended December 31, 2023	for the year ended December 31, 2022	for the year ended December 31, 2021
Interest income from cash at bank and in hand	$6,514	$1,159	$98
Interest expense on loans and other borrowings	(10)	(31)	(1,760)
Interest expense on lease liabilities	(847)	(500)	(386)
Total interest income/(expense)	5,657	628	(2,048)
Foreign exchange gain on cash at bank and in hand	4,137	14,059	1,874
Other financial income/(expenses)	578	508	(1,719)
Financial items - net	$10,372	$15,195	$(1,893)